SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                          ----------------------------------


                                      FORM 8-K/A

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): February 16, 1999

                                      ----------


                                 IMC MORTGAGE COMPANY
                (Exact name of registrant as specified in its charter)




     Florida                        333-3954                     59-3350574
 (State or other            (Commission file number)          (I.R.S. employer
 jurisdiction of                                             identification no.)
 incorporation
 or organization)



       5901 E. Fowler Avenue,
           Tampa, Florida                                         33167
(Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (813) 984-2548

        This Form 8-K/A of IMC Mortgage Company (the "Company") amends the Company's Form 8-K dated February 16, 1999 relating to a change in the Company's certifying accountants by filing as Exhibit 16.1 a letter from PriceWaterhouseCoopers LLP addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in the Form 8-K dated February 16, 1999 and, if not, stating the respects in which it does not agree.


Item 7.  Financial Statements, Pro Forma Financial Information
                and Exhibits.

(c)   Exhibits

      16.1          Letter from PriceWaterhouseCoopers LLP to the
                    Securities and Exchange Commission dated February 25,
                    1999

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:   February 26, 1999        IMC MORTGAGE COMPANY


                                        By: /s/Thomas G. Middleton
                                            ----------------------
                                        Thomas G. Middleton
                                        President, Chief Operating Officer and
                                        Assistant Secretary


                                        By: /s/Stuart D. Marvin
                                            -----------------------
                                        Stuart D. Marvin
                                        Chief Financial Officer


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